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                                                                    EXHIBIT 10.2

                             AMENDMENT NUMBER ONE TO
                           MAXWELL LABORATORIES, INC.
                           DIRECTOR STOCK OPTION PLAN


         The Maxwell Laboratories, Inc. Director Stock Option Plan (the "Plan") is hereby amended in the following respects:

         1.       Name.

         The name of the Plan is hereby changed to Maxwell Technologies, Inc. Director Stock Option Plan.

         2.       Stock Split Adjustments.

                  (a) Section 5 entitled, Stock Subject to the Plan, which sets forth the stock subject to the Plan consisting of 120,000 shares of the $.10 par value Common Stock, is hereby adjusted to 240,000 shares of the $.10 par value Common Stock, to reflect the 2 for 1 stock split which occurred on December 17, 1996.

                  (b) Section 6(B) entitled, Number of Shares, which sets forth the initial grant of options to each eligible director at 3,000 shares of Common Stock and thereafter each annual grant to each eligible director at 1,000 shares of Common Stock is hereby adjusted to 6,000 shares of Common Stock and 2,000 shares of Common Stock, respectively, to reflect the 2 for 1 stock split which occurred on December 17, 1996.

         3.       Elimination of Sixty (60) Day Provision.

         Section 6(E), Period of Option, is hereby amended to delete in its entirety the last sentence thereof.

         4. Effect of Amendments. These amendments to the Plan shall be effective as of January 22, 1997. Except to the extent specifically modified herein, the Plan shall remain in full force and effect.

                                          MAXWELL TECHNOLOGIES, INC.


                                      By: /s/ Donald M. Roberts
                                          ----------------------------
                                          Donald M. Roberts, Secretary


                                      Date: February 7, 1997
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